GOLDMAN SACHS TRUST

Goldman Sachs Fund of Funds Portfolios

Class A, Class C, Institutional, Service, Class IR and Class R Shares of the

Goldman Sachs Balanced Strategy Portfolio

Goldman Sachs Growth and Income Strategy Portfolio

Goldman Sachs Growth Strategy Portfolio

(the “Portfolios”)

Supplement dated November 17, 2014 to the

Prospectus and Summary Prospectuses, each dated April 30, 2014 (the “Prospectuses”)

At a meeting held on October 16, 2014, the Board of Trustees of Goldman Sachs Trust authorized one of the Portfolios’ principal investments, the affiliated Goldman Sachs Dynamic Allocation Fund (the “Dynamic Allocation Fund”), to invest in a wholly-owned subsidiary, through which the Dynamic Allocation Fund will seek to gain exposure to the commodities markets. The wholly-owned subsidiary, which is organized under the laws of the Cayman Islands, will be advised by Goldman Sachs Asset Management, L.P., the current investment adviser to the Portfolios and the Dynamic Allocation Fund.

Effective immediately, the Prospectuses are revised as follows. To facilitate your review, certain sections of each Portfolio’s Prospectus has been supplemented and restated to incorporate information about the Dynamic Allocation Fund’s investments in the wholly-owned subsidiary.

The following risk replaces “Tax Risk” under “Goldman Sachs Balanced Strategy Portfolio—Summary—Principal Risks of the Underlying Funds,” “Goldman Sachs Growth and Income Strategy Portfolio—Summary—Principal Risks of the Underlying Funds,” and “Goldman Sachs Growth Strategy Portfolio—Summary—Principal Risks of the Underlying Funds” in the Prospectus and under “Principal Risks of the Underlying Funds” in each Summary Prospectus:

Subsidiary and Tax Risk.  The Dynamic Allocation Fund, by investing in its wholly-owned subsidiary organized as a company under the laws of the Cayman Islands (the “DAF Subsidiary”), will be indirectly exposed to the risks associated with the DAF Subsidiary’s investments, which are similar to those that are permitted to be held by the Dynamic Allocation Fund. The Dynamic Allocation Fund is limited in the extent to which it may invest directly in commodity-linked swaps or certain other commodity-linked derivatives. The DAF Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments, which may include but are not limited to total return swaps, commodity (U.S. or foreign) futures and commodity-linked notes. There can be no assurance that the investment objective of the DAF Subsidiary will be achieved. Because the DAF Subsidiary is not registered under the Investment Company Act, it is not subject to all the investor protections thereof. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Dynamic Allocation Fund and/or the DAF Subsidiary to

operate as described in its prospectus and could adversely affect the Dynamic Allocation Fund. The tax treatment of the Dynamic Allocation Fund’s commodity-linked investments may be adversely affected by future legislation, Treasury Regulations, and/or guidance issued by the Internal Revenue Service (the “IRS”) that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise affect the character, timing and/or amount of the Fund’s taxable income for any gains and distributions made by the Fund.

The following risk is added under “Goldman Sachs Balanced Strategy Portfolio—Summary—Principal Risks of the Underlying Funds,” “Goldman Sachs Growth and Income Strategy Portfolio—Summary—Principal Risks of the Underlying Funds,” and “Goldman Sachs Growth Strategy Portfolio—Summary—Principal Risks of the Underlying Funds” in the Prospectus and under “Principal Risks of the Underlying Funds” in each Summary Prospectus:

Swaps Risk.  In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for an Underlying Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Under the “Description of the Underlying Funds” section of the Prospectus the following replaces in its entirety the “Investment Criteria” for the “Goldman Sachs Dynamic Allocation Fund”:

The Fund seeks to invest primarily in ETFs, futures, swaps, structured notes and other derivatives that provide exposure to a broad spectrum of asset classes, including but not limited to equities (U.S. and non-U.S. companies), fixed income (U.S. and non-U.S., investment grade and high yield) and commodities. The Investment Adviser manages the Fund dynamically by changing the Fund’s allocations to these asset classes based on its tactical views and in response to changing market conditions. The Fund may overweight or underweight positions in these asset classes, or establish short positions with respect to a particular asset class. The Fund primarily gains exposure to the commodities market by investing in a wholly-owned Cayman Islands subsidiary that has the same investment objective as the Fund and invests in a portfolio of commodity-linked derivative instruments, which may include but are not limited to total return swaps, commodity (U.S. or foreign) futures and commodity-linked notes. The Fund may invest up to 25% of its total assets in the DAF Subsidiary.

The following risk replaces “Subsidiary and Tax Risk” under the “Risks of the Underlying Funds” section of the Prospectus:

Subsidiary and Tax Risk.  By investing in the Subsidiary and the DAF Subsidiary (together, the “Subsidiaries”), respectively, the Commodity Strategy and Dynamic Allocation Funds will be indirectly exposed to the risks associated with the Subsidiaries’ investments, which are similar to those that are permitted to be held by the Commodity Strategy and Dynamic Allocation Funds. The Commodity Strategy and Dynamic Allocation Funds are limited in the extent to which they may invest directly in commodity-linked swaps or certain other commodity-linked derivatives. The Subsidiaries may invest in these commodity-linked derivatives without limitation. There can be no assurance that the investment objectives of the Subsidiaries will be achieved. Because the Subsidiaries are not registered under the Investment Company Act, they are not subject to all the investor protections thereof. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Commodity Strategy and Dynamic Allocation Funds and/or the Subsidiaries to operate as described in their prospectuses and could adversely affect the Commodity Strategy and Dynamic Allocation Funds. The Internal Revenue Service (the “IRS”) has issued a private letter ruling to the Funds in which it concluded that income from certain commodity-linked notes and income derived from the Commodity Strategy and Dynamic Allocation Funds’ investments in the Subsidiaries will constitute qualifying income. The tax treatment of the Commodity Strategy and Dynamic Allocation Funds’ commodity-linked investments may be adversely affected by future legislation, Treasury Regulations, and/or guidance issued by the IRS that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise affect the character, timing and/or amount of the Funds’ taxable income for any gains and distributions made by the Funds.

This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.

FFDAFSTK 11-14